UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) July 16, 2021

Carnival Corporation	Carnival plc
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Republic of Panama	England and Wales
(State or other jurisdiction of incorporation)	(State or other jurisdiction of incorporation)

001-9610	001-15136
(Commission File Number)	(Commission File Number)

59-1562976	98-0357772
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

3655 N.W. 87th Avenue Miami, Florida 33178-2428	Carnival House, 100 Harbour Parade, Southampton SO15 1ST, United Kingdom
(Address of principal executive offices) (Zip code)	(Address of principal executive offices) (Zip code)

(305) 599-2600	011 44 23 8065 5000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

None	None
(Former name or former address, if changed since last report.)	(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	CCL	New York Stock Exchange, Inc.
Ordinary Shares each represented by American Depositary Shares ($1.66 par value), Special Voting Share, GBP 1.00 par value and Trust Shares of beneficial interest in the P&O Princess Special Voting Trust	CUK	New York Stock Exchange, Inc.
1.875% Senior Notes due 2022	CUK22	New York Stock Exchange LLC
1.000% Senior Notes due 2029	CUK29	New York Stock Exchange LLC

Indicate by check mark whether the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

The information required by Item 1.01 contained in Item 8.01 of this Current Report on Form 8-K relating to the entry into the Supplemental Indenture (as defined below) is incorporated herein by reference.

Item 8.01.	Other Events.

Carnival Corporation (the “Issuer”) and Carnival plc (together with the Issuer, the “Company,” “we,” “us,” or “our”) issued a press release announcing the early tender results of its previously announced cash tender offer (the “Tender Offer”) to purchase up to $2,004 million aggregate purchase price of the Issuer’s outstanding 11.500% First Priority Senior Secured Notes due 2023 (the “Notes”). A copy of the press release announcing the early tender results is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Company announced that $2,406,791,000 in aggregate principal amount of the Notes were validly tendered (and not validly withdrawn) prior to 5:00 p.m., New York City time, on July 19, 2021 (the “Early Tender/Consent Deadline”). Such Notes will be accepted for repurchase up to the Maximum Tender Amount, subject to proration, at a price of $1,142.50 per $1,000 of principal amount of the Notes, plus accrued and unpaid interest from the last interest payment date on such purchased Notes up to, but not including, the Initial Settlement Date, as such term is defined in, and subject to the conditions set forth in, the Offer to Purchase and Consent Solicitation Statement dated July 6, 2021 (the “Statement”). The Tender Offer is made upon the terms and conditions described in the Statement.

Because the aggregate principal amount of all Notes tendered as of the Early Tender/Consent Deadline exceeds the Maximum Tender Amount, the aggregate principal amount of a Holder’s validly tendered Notes accepted for purchase will be subject to proration. The Issuer will determine the aggregate principal amount of a Holder’s validly tendered Notes accepted for purchase on a pro rata basis based on the aggregate principal amount of Notes tendered in the Tender Offer, as further described in the attached press release. The Issuer will not accept for purchase any Notes tendered after the Early Tender/Consent Deadline.

The Company also announced the results of the Company’s previously announced solicitation of consents (the “Consents”) from holders of the Notes (the “Consent Solicitation”) to amend certain provisions of the indenture governing the Notes (the “Proposed Amendments”) so that such provisions more closely align and conform with those under our Term Loan Agreement, dated as of June 30, 2020, as amended by Amendment No. 1 dated December 3, 2020 and Amendment No. 2 dated June 30, 2021, and the indentures governing our other outstanding secured and unsecured notes. The Company announced that it has received 85.19% of the Consents. The Consent Solicitation is subject to the conditions set forth in the Statement. The Issuer may waive any of these conditions in its sole discretion. As of July 16, 2021, the requisite consents to effect the Proposed Amendments with respect to the Notes, as described in the Statement, were received. Accordingly, on July 16, 2021, the Issuer, Carnival plc, as a guarantor, the subsidiaries of the Issuer and Carnival plc party thereto (together with Carnival plc, the “Guarantors”) and U.S. Bank National Association, as trustee, principal paying agent, transfer agent and registrar (the “Trustee”) and as security agent (the “Security Agent”) executed and delivered a second supplemental indenture to the indenture governing the Notes (the “Supplemental Indenture”). The Supplemental Indenture became effective upon its execution and delivery by the Issuer, the Guarantors, the Trustee and the Security Agent, but provides that the Proposed Amendments will not become operative until the Issuer has accepted the Consents, has made arrangements to pay the Consent Payment and all conditions to the closing of a financing transaction that would satisfy the Financing Condition (other than the Proposed Amendments becoming operative) have been satisfied or waived by the Issuer in its sole discretion.

The description of the Supplemental Indenture in this Current Report on Form 8-K is a summary and is qualified in its entirety by reference to the complete text of the Supplemental Indenture, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to purchase nor a solicitation of an offer to sell any Notes in the Tender Offer. The Tender Offer and the Consent Solicitation are only being made pursuant to the Statement. The Tender Offer and the Consent Solicitation are not being made to Holders of Notes in any state or jurisdiction in which the making or acceptance thereof would be unlawful under the securities laws of any such jurisdiction.

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Capitalized terms not defined herein have the meanings attributed to them in the Statement.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Second Supplemental Indenture, dated as of July 16, 2021, among Carnival Corporation as issuer, Carnival plc, the other Guarantors party thereto and U.S. Bank, National Association, as trustee and security agent, relating to the 11.500% First-Priority Senior Secured Notes due 2023.
99.1	Press Release issued by Carnival Corporation and Carnival plc on July 19, 2021.
104	Exhibit 104 Cover page from this Current Report on Form 8-K, formatted Inline XBRL (included as Exhibit 101)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARNIVAL CORPORATION		CARNIVAL PLC

By:	/s/ David Bernstein	By:	/s/ David Bernstein
Name:	David Bernstein	Name:	David Bernstein
Title:	Chief Financial Officer and Chief Accounting Officer	Title:	Chief Financial Officer and Chief Accounting Officer

Date:	July 19, 2021	Date:	July 19, 2021

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